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                     SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): May 12, 2003


                           WESTERBEKE CORPORATION
           (Exact name of Registrant as specified in its Charter)

           Delaware                    0-15046              04-1925880
(State or other Jurisdiction)        (Commission          (IRS Employer
      of Incorporation)              File Number)      Identification No.)

                       Myles Standish Industrial Park
                            150 John Hancock Road
                              Taunton, MA 02780
                  (Address of principal executive offices)


     Registrant's telephone number, including area code: (508) 823-7677


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ITEM 4.     Other Events.

      A purported class action lawsuit has been filed naming Westerbeke Corporation (the "Company") and its directors as defendants. The complaint alleges, among other things, that the proposed merger, announced on May 5, 2003, of the Company and Westerbeke Acquisition Corporation is being advanced through "unfair procedures" and the consideration offered in the merger is "grossly unfair, inadequate and provides value to [Westerbeke] stockholders substantially below the fair or inherent value of the Company" and "does not constitute maximization of stockholder value." The complaint also alleges breaches by the defendants of their fiduciary duties to the Company's public stockholders in connection with the proposed merger. The lawsuit seeks to enjoin the proposed merger or, if it is consummated, to recover damages.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits. The following exhibit is filed with this report:

      99.1 Press release, dated May 12, 2003, regarding the filing of a lawsuit with respect to the Company's proposed merger with Westerbeke Acquisition Corporation.


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                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WESTERBEKE CORPORATION

Date: May 12, 2003
                                       By: /s/ Gregory Haidemenos
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                                           Gregory Haidemenos
                                           Principal Financial and Accounting
                                           Officer


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